_
                                 CURRENT REPORT

                            PURSUANT TO SECTION 14(C)
                                     Of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: 14 October 2002

                                 SHARECOM, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

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                                                                     66-0857752
                                           (IRS Employer Identification Number)
                       81948R 10 5
                      (CUSIP Number)
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                            C/o Dan Davis, President
                      2121 West Army Trail Road, Suite 105,
                     Addison IL 60101 (Address of principal
                               executive offices)

                                 (630) 705-9654
                                 --------------
              (Registrant's telephone number, including area code)


                        We Are Not Asking You for a Proxy
                                       AND
                    You Are Requested Not To Send Us a Proxy



Check the appropriate box:
         [   ]    Preliminary Information Statement
         [   ]    Confidential, for Use of the Commission Only
                  (as permitted by Rule 14c-5(d)(2)
         [X]      Definitive Information Statement

                               -------------------
                                 Sharecom, Inc.
                (Name of Registrant as Specified in its Charter)
                              --------------------



Payment of Filing Fee (Check the appropriate box):

         [X ]     No fee required.
         [        ] Fee computed on table below per Exchange Act Rules
                  14(c)-5(g) and 0-11. 1) Title of each class of securities to which transaction applies: 2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 0
                  4) Proposed maximum aggregate value of transaction: 0
                  5) Total fee paid:

         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  1) Amount Previously Paid:
                  2) Form, Schedule or Registration No.:
                  3) Filing Party:
                  4) Date Filed

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                                        4
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                                 SHARECOM, INC.
                      2121 West Army Trail Road. Suite 105
                             Addison Illinois 60101

                       Notice of Action by Written Consent
                  Of a Majority of the Outstanding Common Stock
                         To be taken on November 4, 2002

To the Stockholders of SHARECOM, INC.:

Notice is hereby given that The Company proposes that it conduct a 1 for 2,500 reverse-split of its common stock, such that every current shareholder of the Company's common stock shall be issued one share of the Company's $0.001 common voting stock in exchange for every 2,500 shares of the Company's $0.001 common voting stock held as of the record date, with fractional shares being rounded up to the next whole share. The number of authorized shares would remain the same. Shareholders of record at the close of business on November 4, 2002 will be affected by the reverse-split as set forth in this paragraph.

Only stockholders of record at the close of business on October 3, 2002 shall be given Notice of the Action by Written Consent. The Company will not solicit proxies.

                       By Order of the Board of Directors



                                                     /s/Dan Davis
                                                     Dan Davis, President

This information statement is being furnished to all holders of the common stock of the Sharecom, Inc. in connection with the Proposed Action by Written Consent to effect a one for twenty five hundred reverse-split of the Company's common shares, with fractional shares being rounded up to the next whole share.

                                     ITEM 1.

                              INFORMATION STATEMENT

This information statement is being furnished to all holders of the common stock of Sharecom, Inc., a Nevada Corporation (Sharecom ), in connection with resolutions of the Board of Directors and the written consent of a holder of in excess of 50% of the common stock of Sharecom providing for approval of a one
(1) for Twenty Five Hundred (2,500) reverse-split of the $0.001 par value common stock of Sharecom for all shareholders of record on November 1, 2002, with fractional shares being rounded up to the next whole share. This action is being taken to provide a higher per share trading value of the Company's publicly traded shares, to provide additional authorized but un-issued shares of the Company's common stock for future use by the Company's Board of Directors to conduct the affairs of the Company, and to facilitate the business operations of the Company.

The Board of Directors and a person owning the majority of the outstanding voting securities of Sharecom have unanimously adopted, ratified and approved the proposed reverse-split of the Company's shares. No other votes are required or necessary. See the caption "Vote Required for Approval" below. The reverse-split will be effected on November 4, 2002.

The Form 10-QSB for quarterly period ended June 30, 2002, filed by Sharecom with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's web site at www.sec.gov in the Edgar Archives. Sharecom is presently current in the filing of all reports required to be filed by it. See the caption "Additional Information," below.

                         DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Revised Statutes ("Nevada Law" do not provide for dissenter's rights of appraisal in connection with the reverse-split.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on October 3, 2002 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

At the record date, the Company had outstanding 746,360,722 shares of $0.001 par value common stock. One shareholder holds a controlling interest of 432,551,000 (57.95%) shares of the $0.001 par value common stock of the Company as of the record date, representing more than a majority of the Company's outstanding common stock. The shareholder, Pine Services, Inc., consented to the action required to effect the reverse-split of the Company's outstanding shares. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT
 STOCKHOLDERS

As of October 3, 2002, the Company had 746,360,722 shares of its common voting stock issued and outstanding. The following table sets forth information about the beneficial ownership of the Company's common stock, (no shares of preferred stock are outstanding) as of October 3, 2002 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the outstanding shares of common stock; (ii) each of the Company's named Executive Officers and Directors; and (iii) all Directors and Executive Officers as a group:


--------------------- --------------------------------------- ---------------------------------- -----------------------



   Title of Class      Name and Address of Beneficial Owner    Amount and Nature of Beneficial      Percent of Class
                                                                          Ownership
--------------------- --------------------------------------- ---------------------------------- -----------------------
--------------------- --------------------------------------- ---------------------------------- -----------------------


                      Pine Services, Inc.                                432,551,000                     57.95%
    Common Stock      4 Piso, Suite 40                                 Legal Ownership
                      San Jose, Cost Rica
--------------------- --------------------------------------- ---------------------------------- -----------------------
--------------------- --------------------------------------- ---------------------------------- -----------------------
    Common Stock      Roxana Lao, President                              432,551,000                     57.95%
                      4 Piso, Suite 40                          Beneficially as president of
                      San Jose, Cost Rica                            Pine Services, Inc.
--------------------- --------------------------------------- ---------------------------------- -----------------------
--------------------- --------------------------------------- ---------------------------------- -----------------------



    Common Stock      All officers and directors as a group                   0                            0%
--------------------- --------------------------------------- ---------------------------------- -----------------------

                           VOTE REQUIRED FOR APPROVAL

Section 78.207 of the Nevada Revised Statutes provides an outline of the manner in which a corporation may carry out a reverse-split of its issued and outstanding shares. This includes the reverse-split discussed herein. The procedure and requirements to effect a reverse-split where the number of authorized shares remains the same is set forth in Section 78.207(3). Section 78.207(3) provides that a proposed reverse-split of the issued and outstanding shares of a corporation, since such action may alter or change a preference or other right of an existing shareholder, must be adopted by the Board of Directors and then approved by a majority of the outstanding voting securities of the class affected by the reverse-split.

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

The Board of Directors of Sharecom and a person owning and having voting power in excess of 50% of the outstanding voting securities of Sharecom have adopted, ratified and approved the proposed reverse-split of the common shares of Sharecom .(see the heading "Voting Securities and Principal Holders Thereof" above). No further votes are required or necessary to effect the proposed reverse-split.

The securities that would be entitled to vote if a meeting was required to be held to effect the reverse-split of Sharecom's common shares consist of issued and outstanding shares of the Company's $0.001 par value common voting stock outstanding on the record date, October 3, 2002.

REASONS FOR REVERSE-SPLIT

The Board of Directors and Majority shareholder of the corporation have approved the proposal to effect a reverse-split of the outstanding shares of the corporation to allow for a substantial reduction in the total number of issued and outstanding shares of the corporation. They believe that a reduction in the number of outstanding shares will be beneficial to the company by hopefully allowing for a proportional increase in the trading price of the corporation's shares. It is hoped that the reduction in the number of outstanding shares will benefit the company by not only increasing the bid and ask price for the company's shares, but will also increase the number of shares available to the company in the future for possible use in a merger, acquisition, capital raising offering, or other use as may be allowed by law.

The Board considers it desirable that the Company has the flexibility to issue an additional amount of Common Stock without further stockholder action, unless otherwise required by law or other regulations. The reverse-split will have the effect of a re-capitalization because it will substantially increase the number of shares available for issuance by the Board of Directors. The availability of these additional shares will enhance the Company's flexibility in connection with any possible acquisition or merger, stock splits or dividends, financings and other corporate purposes and will allow such shares to be issued without the expense and delay of a special stockholders' meeting, unless such action is required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.
Presently, the Company has issued only one class of stock, Common Stock, par value $0.001 per share. All of such shares are voting shares and have the same voting rights. However, none of such shares confer any preemptive rights on the holders thereof to purchase or receive any additional shares of the Company's Common Stock or any other securities, rights or options for the Company's securities authorized or acquired by the Company in the future. The Board may issue the Common Stock authorized by the Company's Charter for such consideration as may be fixed by the Board and for any corporate purpose without further action by the stockholders, except as may be required by law. Each share of Common Stock has equal dividend rights and participates equally upon liquidation.

NO CHANGE IN NAME, BUSINESS OR PHYSICAL LOCATION

The proposed reverse-split will effect a change in the number of issued and outstanding shares of Sharecom, Inc. with the number of authorized shares remaining the same. However, the reverse-split will not result in any change in the Company's name, business, management, and location of the Company's principal executive offices, assets, liabilities or net worth. Management, including all directors and officers, will remain the same after the reverse-split. The Company's common stock will continue to trade without interruption on the Over the Counter Bulletin Board of the National Association of Securities Dealers under the symbol SHCC.

                                     ITEM 2.

                    STATEMENT THAT PROXIES ARE NOT SOLICITED
 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                     ITEM 3.

             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed reverse-split of Sharecom's common shares or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

                             ADDITIONAL INFORMATION

Additional information concerning Sharecom, including its annual and quarterly reports on Forms 10K-SB and 10-QSB, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives, at www.sec.gov.

Dated: October 14, 2002



                       By Order of the Board of Directors



                                                      /s/ Dan Davis
                                                     Dan Davis, President

                                                     Exhibit A


                    CONSENT OF A MAJORITY OF SHAREHOLDERS OF
                                 SHARECOM, INC.
                           TO ACTION WITHOUT A MEETING

             The undersigned, representing a majority of shareholders of Sharecom, inc. (the "Company") as of October 3, 2002 hereby consents to and authorizes the following action effective November 4, 2002;

WHEREAS, the Company, on the date first written above, had 746,360,722 shares of $0.001 par value common stock issued and outstanding; and

         WHEREAS, Pine Services, Inc. (the "Majority Shareholder"), as set forth below, collectively holds, 57.95% of all of the Company's $0.001 par value common stock representing more than a majority of the Company's issued and outstanding common stock; and

         WHEREAS, the Majority Shareholder agrees that it is in the best interest of the Company to effect a one (1) for Twenty Five Hundred (2,500) reverse-split of the Company's issued and outstanding common stock with fractional shares being rounded up to the next whole share with the number of authorized shares to remain unchanged;

         NOW THEREFORE BE IT RESOLVED, that the undersigned Majority Shareholder hereby approves and consents to the Company's effecting of a one (1) for Twenty Five Hundred (2,500) reverse-split of the Company's issued and outstanding common stock with fractional shares being rounded up to the next whole share with the number of authorized shares to remain unchanged; and

         FURTHER RESOLVED, that the appropriate officers of the Company are authorized, empowered and directed, in the name and on behalf of the Shareholder, to issue the shares on such terms and conditions as the Board of Directors shall determine from time to time and to execute and deliver all such other documents as may be necessary from time to time in order to carry out the purpose and intent of these resolutions; that all of the acts and doings of any such officers that are consistent with the purposes of these resolutions are hereby authorized, approved, ratified and confirmed in all respects.

         Pine Services, Inc.

         -----------------------------------
         Roxana Loa, President